UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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First Financial Bancorp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST FINANCIAL BANCORP.
4000 Smith Road, Suite 400
Cincinnati, Ohio 45209

[cover letter]
PRELIMINARY DRAFT — SUBJECT TO COMPLETION

November __, 2008

Dear Shareholder:

A Special Meeting of Shareholders (the “Special Meeting”) of First Financial Bancorp. will be held at 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209, on Friday, December 12, 2008, at 3:00 p.m., local time.

The attached Notice of Special Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Shareholders will be asked to amend First Financial’s Articles of Incorporation, as amended, to authorize First Financial to issue up to 80,000 shares of a new class of preferred stock and to authorize the adjournment, postponement or continuation of the Special Meeting. Officers and certain directors will be present at the Special Meeting to respond to questions that you may have.

Your vote is important regardless of the number of shares you own and whether you attend the Special Meeting or not. Whether or not you plan to attend the Special Meeting, it is urgent that you vote your shares as soon as possible. If passed, the Articles of Incorporation amendment proposal will allow us, if we choose, to take advantage of low-cost capital-raising opportunities provided through new federal programs. If you attend the Special Meeting, you may withdraw your proxy and vote in person, even if you have previously voted.

Sincerely,

/s/ Claude E. Davis
Claude E. Davis
President & CEO

/s/ Barry S. Porter
Barry S. Porter
Chairman of the Board

FIRST FINANCIAL BANCORP.
4000 Smith Road, Suite 400
Cincinnati, Ohio 45209

NOTICE OF SPECIAL MEETING
OF
SHAREHOLDERS

To Be Held December 12, 2008

Cincinnati, Ohio
November [•  ], 2008

To our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of First Financial Bancorp. (“First Financial”), to be held at 4000 Smith Road, Suite 400, Cincinnati, OH 45209, on Friday, December 12, 2008, at 3:00 p.m., local time, for the following purposes:

1.	To consider and act upon an amendment to Article FOURTH of First Financial’s Articles of Incorporation, as amended, to authorize the issuance of up to 80,000 shares of a new class of preferred stock (the “Preferred Stock”), which stock First Financial may use to participate in the TARP Capital Purchase Program instituted under the Emergency Economic Stabilization Act of 2008 (“Proposal No. 1”).
2.	To approve the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies, in the event (a) there are not sufficient votes at the time of the Special Meeting to adopt Proposal No. 1, or (b) a quorum is not present at the time of the Special Meeting (“Proposal No. 2” and together with Proposal No. 1, the “Proposals”).
3.	To consider and act upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Important notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 12, 2008: This Proxy Statement is available on our website at www.bankatfirst.com under the “Investor Relations” link by clicking “SEC Filings” or by going directly to http://www.snl.com/irweblinkx/docs.aspx?iid=100255

Shareholders of record of First Financial at the close of business on October 28, 2008, are entitled to notice of and to vote at the Special Meeting and at any adjournment thereof. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the Special Meeting.

By Order of the Board of Directors,

/s/ Gregory A. Gehlmann
Gregory A. Gehlmann
General Counsel & Secretary

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

FIRST FINANCIAL BANCORP.
4000 Smith Road, Suite 400
Cincinnati, Ohio 45209
(513) 979-5837

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
Approximate Date to Mail – November [•  ], 2008

INTRODUCTION

We are sending this Proxy Statement and the accompanying proxy card to you as a shareholder of First Financial Bancorp., an Ohio corporation (“First Financial”), in connection with the solicitation of proxies for the Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of First Financial Bancorp, 4000 Smith Road, Suite 400, Cincinnati, Ohio, on Friday, December 12, 2008, at 3 p.m., local time. First Financial’s Board of Directors is soliciting proxies for use at the Special Meeting, or any adjournment thereof. Only shareholders of record as of the close of business on October 28, 2008, which we refer to as the record date, will be entitled to vote at the Special Meeting. The proxy solicitation materials for the Special Meeting will be distributed to shareholders of record on or about November __, 2008.

INFORMATION ABOUT THE SPECIAL MEETING

Why is First Financial holding a Special Meeting of Shareholders?

The recent challenges experienced as a result of turbulence in the financial markets make it necessary for financial institutions to not only preserve existing capital, but to supplement such capital as a protection against further economic difficulties. Recently, certain capital-raising opportunities have been presented by the United States Department of the Treasury (the “U.S. Treasury”) that provide us with options to raise capital in a low-cost manner. While our capital position is already sound, management would like to take advantage of these opportunities to ensure that during these uncertain times, we are well-positioned to support its existing operations as well as anticipated future growth.

When is the Special Meeting?

Friday, December 12, 2008 at 3:00 p.m., local time.

Where will the Special Meeting be held?

At the offices of First Financial, 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209.

What matters will be voted upon at the Special Meeting?

You will be voting on the following matters:

1.	A proposal to adopt an amendment to Article FOURTH of First Financial’s Articles of Incorporation to authorize First Financial to issue up to 80,000 Serial A preferred shares — Item 1 on the accompanying proxy card.
2.	A proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of First Financial’s Articles of Incorporation — Item 2 on the accompanying proxy card.

Why is the amendment to Article FOURTH of First Financial’s Articles of Incorporation necessary?

The Board of Directors currently anticipates that it will apply to participate in the U.S. Treasury’s recently announced TARP Capital Purchase Program (the “Program”) instituted under the Emergency Economic Stabilization Act of 2008 (“EESA”). Under the Program, eligible financial institutions, such as First Financial, will be able to sell senior preferred shares on standardized terms to the U.S. Treasury in amounts equal to between 1% and 3% of an institution’s risk-weighted assets. Although we are currently well-capitalized under regulatory guidelines, the Board of Directors believes it is advisable to take advantage of the Program to raise additional capital to ensure that during these uncertain times, we are well-positioned to support its existing operations as well as anticipated future growth. Because we are not currently authorized to issue preferred shares under its Articles of Incorporation, it is necessary for us to amend First Financial’s Articles of Incorporation to authorize preferred shares in order to participate in the Program. Even if the proposed amendment to the Articles of Incorporation is adopted, however, there can be no assurance that we will issue any senior preferred shares to the Treasury thereunder. On October 30, 2008, the Treasury notified us that we had received preliminary approval to issue $80,000,000 of such preferred stock.

Who can vote?

You are entitled to vote your common shares if First Financial’s shareholder records show that you held First Financial common shares as of the close of business on October 28, 2008, the record date for the Special Meeting.

Each shareholder is entitled to one vote for each common share held on October 28, 2008. At the close of business on October 28, 2008, there were _______________ common shares outstanding and entitled to vote. The common shares are First Financial’s only voting securities.

How do I vote?

Your common shares may be voted by one of the following methods:

•	by traditional proxy card; or
•	in person at the meeting.

Voting in Person. If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Special Meeting.

If you hold your common shares in “street name” through a broker, a financial institution or another nominee, then that nominee is considered the shareholder of record for voting purposes and should give you instructions for voting your common shares. As a beneficial owner, you have the right to direct that nominee how to vote the common shares held in your account. Your nominee may only vote the common shares of First Financial that it holds for you in accordance with your instructions. If you have instructed a broker, a financial institution or another nominee to vote your common shares, the above-described options for revoking your proxy do not apply and instead you must follow the instructions provided by your nominee to change your vote.

If you hold your common shares in “street name” and wish to attend the Special Meeting and vote in person, you must bring an account statement or letter from your broker, financial institution or other nominee authorizing you to vote on behalf of such nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the common shares on October 28, 2008, the record date for voting at the Special Meeting.

How will my common shares be voted?

Those common shares represented by properly executed proxy cards that are received prior to the Special Meeting that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions by your proxy. If you submit a valid proxy card prior to the Special Meeting but do not complete the voting instructions, your proxy will vote your common shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the adoption of the amendment to Article FOURTH of First Financial’s Articles of Incorporation to authorize First Financial to issue up to 80,000 preferred shares; and
•	“FOR” the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of First Financial’s Articles of Incorporation.

If you hold your shares in a bank or brokerage account you should be aware that if you fail to instruct your bank or broker how to vote within 10 days of the Special Meeting, the bank or broker is not permitted to vote your shares in its discretion on your behalf on non-routine items. If you want to assure that your shares are voted in accordance with your wishes on the non-routine matters in this proxy statement, you should complete and return your voting instruction form before ________, 2008.

No appraisal rights exist for any action proposed to be taken at the Special Meeting. If any other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.

What if my common shares are held through the First Financial Employees Stock Ownership Plan?

If you participate in the First Financial Profit Sharing and Employee Stock Ownership Plan (the “401(k) Plan”) and common shares have been allocated to your account in the 401(k) Plan, you will be entitled to instruct the trustee of the 401(k) Plan, confidentially, as to how to vote those common shares. If you are such a participant, you may receive your voting instructions card separately. If you give no voting instructions to the trustee of the 401(k) Plan, the trustee will vote the common shares allocated to your 401(k) Plan account pro rata in accordance with the instructions received from other participants in the 401(k) Plan who have voted.

Can the proxy materials be accessed electronically?

We are sending the proxy materials for the Special Meeting to shareholders on or about November___, 2008. First Financial’s Proxy Statement for the Special Meeting and a sample of the form of proxy card sent to shareholders by First Financial are available at: http://www.snl.com/irweblinkx/docs.aspx?iid=100255 Alternatively, these documents can be viewed by going to First Financial’s Internet website at www.bankatfirst.com and selecting the “SEC Filings” section of the “Investor Relations” page.

How do I change or revoke my proxy?

Shareholders who submit proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the common shares represented by such proxies will be voted at the Special Meeting and any adjournment thereof. You may revoke your proxy at any time before it is actually exercised at the Special Meeting by giving notice of revocation to First Financial in writing or by attending the Special Meeting and giving notice of revocation in person. The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you hold your common shares in “street name” and instructed your broker, financial institution or other nominee to vote your common shares and you would like to revoke or change your vote, then you must follow the instructions of your nominee.

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly, by returning your signed proxy card by mail so that your common shares will be represented at the Special Meeting. However, voting your common shares does not affect your right to attend the Special Meeting and vote your common shares in person.

What constitutes a quorum and how many votes are required for adoption of the proposals?

Under First Financial’s Regulations, a quorum is a majority of the common shares outstanding. Common shares may be present in person or represented by proxy at the Special Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were ___________ First Financial common shares outstanding and entitled to vote on October 28, 2008, the record date. A majority of the outstanding common shares, or _________________ common shares, present in person or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Special Meeting.

If a broker indicates on the form of Proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present for the purpose of determining the presence of a quorum but not entitled to vote with respect to that matter. New York Stock Exchange (“NYSE”) rules determine whether proposals presented at shareholder meetings are routine or not routine. If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner. If a proposal is not routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is not routine and the owner does not provide any instructions. We have been advised by the NYSE that the amendment to the Articles of Incorporation and the proposal to adjourn, postpone or continue the Special Meeting are non-routine items.

Votes Required for the Approval of the Proposals. To approve the two proposals, the following proportion of votes is required:

Item	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
Amendment to Article FOURTH of First Financial’s Articles of Incorporation	Approval of two-thirds of the outstanding common shares	• Abstention will not count as a vote cast on the proposal but has the same effect as a vote “AGAINST” the proposal
• Broker non-vote will have the same effect as a vote “AGAINST” the proposal
Adjournment of the Special Meeting	Approval of a majority of the common shares present in person or represented by proxy and entitled to vote at the Special Meeting	• Abstention will not count as a vote cast on the proposal but has the same effect as a vote “AGAINST” the proposal
• Broker non-vote will not count as a vote on the proposal and will not affect the outcome of the vote

It is our policy to keep confidential proxy cards, ballots and voting tabulations that identify individual shareholders. However, exceptions to this policy may be necessary in some instances to comply with legal requirements and, in the case of any contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting. Inspectors of election and any employees associated with processing proxy cards or ballots and tabulating the vote must acknowledge their responsibility to comply with this policy of confidentiality.

What is the recommendation of First Financial’s Board of Directors?

First Financial’s Board of Directors recommends that each shareholder vote “FOR” the adoption of the amendment to Article FOURTH of First Financial’s Articles of Incorporation to authorize First Financial to issue up to 80,000 Serial A preferred shares and “FOR” the proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the Special Meeting to adopt the proposed amendment to Article FOURTH of First Financial’s Articles of Incorporation.

What will the consequences be if the proposed amendment to Article FOURTH of First Financial’s Article of Incorporation is not adopted?

If the proposed amendment to Article FOURTH of First Financial’s Articles of Incorporation to authorize First Financial to issue up to 80,000 preferred shares is not adopted, First Financial will not be able to take advantage of the Capital Purchase Program. First Financial may have a distinct disadvantage against competitors in the current environment and may be limited in its future ability to raise additional capital to ensure that during these uncertain times, First Financial is well-positioned to support its existing operations as well as anticipated future growth.

Who pays the cost of proxy solicitation?

We will pay the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors. Although we are soliciting proxies by mailing these proxy materials to our shareholders, our directors, officers and employees also may solicit proxies by further mailing, personal contact, telephone, facsimile or electronic mail without receiving any additional compensation for such solicitations. Arrangements will also be made with brokerage firms, financial institutions and other nominees who are record holders of common shares for the forwarding of solicitation materials to the beneficial owners of such common shares. We will reimburse these brokers, financial institutions and nominees for their reasonable out-of-pocket costs in connection therewith.

We have retained The Altman Group, Lyndhurst, New Jersey, to aid in the solicitation of proxies for the Special Meeting. The Altman Group will receive a base fee of $_______, plus reimbursement of out-of-pocket fees and expenses for its proxy solicitation services.

Who should I call if I have questions concerning this proxy solicitation or the proposals to be considered at the Special Meeting?

If you have any questions concerning this proxy solicitation, or the proposals to be considered at the Special Meeting, please call The Altman Group at 1-__________. This is a toll-free telephone number.

Does First Financial send multiple proxy statements to two or more shareholders who share an address?

Only one copy of this Proxy Statement and the notice of the Special Meeting for the Special Meeting are being delivered to previously notified shareholders who share an address unless First Financial has received contrary instructions from one or more of the shareholders. A separate proxy card is being included for each account at the shared address.

Registered shareholders who share an address and would like to receive a separate Proxy Statement for the Special Meeting, may contact our transfer agent and registrar, Registrar and Transfer Company (“R&T”), by calling _______________, or forwarding a written request addressed to Registrar and Transfer Company, Attention: __________________.

PROPOSAL NO. 1 — AMENDMENT OF THE ARTICLES OF INCORPORATION
TO AUTHORIZE PREFERRED STOCK
(Item 1 on Proxy Card)

General

A proposal will be submitted to shareholders at the Special Meeting to approve an amendment (the “Proposed Amendment”) to our Articles of Incorporation (“Articles”) to authorize a new class of capital stock. Article FOURTH of the Articles currently provides that our authorized capital stock consists of 160,000,000 shares of a single class of common stock having no par value. The Proposed Amendment would amend Article FOURTH so that it also authorizes us to issue up to 80,000 shares of no par preferred stock, designated as Serial A Preferred Stock (“Preferred Stock”) as an additional class of capital stock. Subject to the limitations described herein, our Board of Directors would be authorized to issue shares of Preferred Stock to create separate series of shares within the new class, and to determine the number of shares, designations, terms, relative rights, preferences and limitations of the Preferred Stock at the time of issuance, all by its resolution and without further shareholder approval.

A copy of the Proposed Amendment, which includes the text of Article FOURTH as it is proposed to be amended, is attached as Appendix A to this Proxy Statement. If the Proposed Amendment is approved by shareholders, the Board of Directors would retain the authority to make any and all changes to the Proposed Amendment it deems necessary to give it effect and to cause the Ohio Secretary of State to accept it for filing.

The recent challenges experienced as a result of turbulence in the financial markets make it necessary for financial institutions not only to preserve existing capital, but also to supplement such capital as a protection against further economic difficulties. Recently, certain capital-raising opportunities have been presented by the federal government that provide us with options to generate capital in a low-cost manner. While our capital position is already sound, management would like to consider these opportunities to ensure that, during these uncertain times, we are well-positioned to support our existing operations as well as anticipated future growth. Our participation in Program more fully discussed below will:

•	increase credit availability to consumers and businesses;
•	make our capital position even stronger;
•	improve our ability to leverage future strategic opportunities to grow and add value for our shareholders and clients; and
•	enhance our competitive position.

Your Board of Directors has unanimously approved the Proposed Amendment and will submit it to shareholders for approval at the Special Meeting. Your Board of Directors recommends that you vote “FOR” the Proposed Amendment.

Reasons for the Proposed Amendment

The purpose of the Proposed Amendment is to authorize us to sell shares of Preferred Stock to the United States Department of Treasury (the “Treasury”) under the voluntary Capital Purchase Program (the “Program”) should the Board deem it to be in the best interest of First Financial and its shareholders. On October 14, the Treasury announced the Program to encourage U.S. financial institutions to build capital to increase the flow of financing to U.S. businesses and consumers and to support the U.S. economy. The Program is designed to attract broad participation by healthy institutions and to do so in a way that attracts private capital to them as well. The purpose is to increase confidence in our banks and increase the confidence of our banks to deploy their capital. Increased confidence is expected to result in increased lending. The Program was instituted by the Treasury pursuant to the Emergency Economic Stabilization Act of 2008 which provides up to $700 billion to the Treasury to buy mortgages and other assets from financial institutions, to invest and take equity positions in financial institutions, and to establish programs that will allow companies to insure their troubled assets. Under the Program, the Treasury will purchase up to $250 billion of senior preferred shares (the “Senior Preferred Shares”) from qualifying financial institutions that meet the Program’s eligibility requirements and that elect to participate before 5:00 p.m. on November 14, 2008. On October 30, 2008 we were notified by the Treasury that we have received preliminary approval for the sale and issuance of up to $80,000,000 of Senior Preferred Shares to the Treasury. A summary of the terms of the securities that the Treasury is authorized to purchase from qualifying financial institutions is set forth in Appendix B attached hereto.

Currently, we are not authorized to issue preferred stock. If the amendment is adopted by our shareholders, shares of Preferred Stock will be available for issuance in connection with the Program. No further vote of our shareholders will be required, unless required under Ohio law. The Board of Directors believes that it is advisable to increase our authorized capital to include the Preferred Stock in order take advantage of the Program and to help ensure that its wholly owned bank subsidiary, First Financial Bank (the “Bank”), remains well capitalized.

As an eligible institution, First Financial may sell an amount of Senior Preferred Shares to the Treasury equal to not less than 1% of the Bank’s risk-weighted assets and not more than 3% of the Bank’s risk-weighted assets. The Senior Preferred Shares will qualify as Tier 1 capital and will rank senior to common stock.

By the terms of the Program, Senior Preferred Shares will pay a cumulative dividend at a rate of 5% per annum for the first five years and will reset to a rate of 9% per annum after year five. The dividend will be payable quarterly in arrears. The Senior Preferred Shares will be non-voting, other than class voting rights on certain matters that could adversely affect the shares. The Senior Preferred Shares will be callable by First Financial at par after three years. Prior to the end of three years, the Senior Preferred Shares may be redeemed at par with the proceeds from a qualifying equity offering of any Tier 1 perpetual preferred stock or common shares. The Treasury may also transfer the Senior Preferred shares to a third party at any time. In conjunction with the purchase of Senior Preferred shares, the Treasury will receive warrants to purchase common shares with an aggregate market price equal to 15% of the investment in the Senior Preferred Shares. The initial exercise price on the warrants, and the market price for determining the number of shares of common stock subject to the warrants, will be the market price of our common shares at the time of issuance, calculated on a 20-trading-day trailing average, subject to customary anti-dilution adjustments. The warrants will have a term of 10 years and such additional terms and features as set forth on Appendix B. The Treasury will agree not to exercise voting power with respect to any shares of common stock that it acquires upon exercise of the warrants. We will have to take the steps necessary to register, pursuant to the Securities Act of 1933, Senior Preferred Shares issued by us and the related warrants and underlying common stock purchasable upon exercise.

To participate in the Program, we are required to meet certain standards, including: (i) ensuring that incentive compensation for senior executives does not encourage unnecessary and excessive risks that threaten the value of the company; (ii) requiring a clawback of any bonus or incentive compensation paid to a senior executive based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) prohibiting the company from making any golden parachute payment to a senior executive based on the Internal Revenue Code provision; and (iv) agreeing not to deduct for tax purposes executive compensation in excess of $500,000 for each senior executive.

The Board believes that it is in the best interests of First Financial and its shareholders to afford us the opportunity to obtain additional capital through the Program. Without the Proposed Amendment, First Financial will not be eligible to participate in the Program. With the Proposed Amendment, First Financial may apply to participate in the Program which will provide us with an additional resource for obtaining capital.The Board currently anticipates that it will issue up to 80,000 shares of Preferred Stock for $80,000,000 (approximately 3% of the Bank’s risk adjusted assets) under the Program with the terms, rights and preferences set forth on Appendix B and will issue a number of warrants exercisable for shares of First Financial common stock having an aggregate market price equal to 15% of the amount of Preferred Stock issued.

Effect of the Proposed Amendment

Based on the Program term sheet provided by the Treasury, a copy of which is attached as Appendix B hereto, the following are the effects on holders of common stock from the issuance of Senior Preferred Shares to the Treasury under the Program:

•	Restrictions on Dividends. For as long as any Senior Preferred Shares are outstanding, no dividends may be declared or paid on junior preferred shares, preferred shares ranking pari passu with the Senior Preferred Shares, or common shares (other than in the case of pari passu preferred shares, dividends on a pro rata basis with the Senior Preferred Shares), nor may First Financial repurchase or redeem any junior preferred shares, preferred shares ranking pari passu with the Senior Preferred Shares or common shares, unless (i) in the case of cumulative Senior Preferred Shares, all accrued and unpaid dividends for all past dividend periods on the Senior Preferred Shares are fully paid; or (ii) in the case of non-cumulative Senior Preferred Shares, the full dividend for the latest completed dividend period has been declared and paid in full. In addition, the consent of the Treasury will be required for any increase in the per share dividends on common shares until the third anniversary of the date of the Senior Preferred Shares investment unless prior to such third anniversary, the Senior Preferred Shares are redeemed in whole or the Treasury has transferred all of the Senior Preferred Shares to third parties.
•	Repurchases. The Treasury’s consent shall be required for any share repurchases (other than (i) repurchases of the Senior Preferred Shares and (ii) repurchases of junior preferred shares or common shares in connection with any benefit plan in the ordinary course of business consistent with past practice) until the third anniversary of the date of the Treasury’s investment unless prior to such third anniversary, the Senior Preferred Shares are redeemed in whole or the Treasury has transferred all of the Senior Preferred Shares to third parties. In addition, there shall be no share repurchases of junior preferred shares, preferred shares ranking pari passu with the Senior Preferred Shares, or common shares if prohibited as described under “Restrictions on Dividends” above.
•	Voting Rights. The Senior Preferred Shares shall be non-voting, other than class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred Shares, (ii) any amendment to the rights of Senior Preferred Shares, or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the Senior Preferred Shares. If dividends on the Senior Preferred Shares are not paid in full for six dividend periods, whether or not consecutive, the Senior Preferred Shares will have the right to elect two directors. The right to elect directors will end when full dividends have been paid for four consecutive dividend periods.

If shareholders approve the Proposed Amendment, then, to establish the Preferred Stock, the Board of Directors would approve and file a further amendment to the Articles (which it could do without further shareholder approval) that would specify the designation of that series of Preferred Stock and the number, terms, relative rights, preferences and limitations of shares as required by the Program. The Board of Directors will not issue shares of Preferred Stock other than pursuant to the Program described in this proxy statement.

Substantially all of the proceeds of any such sale of Preferred Stock likely would be used to infuse additional capital into the company to support its continued growth in earning assets and deposits. Portions of the net proceeds also might be used by us for other general corporate purposes, including: financing new banking centers and/or lending offices, or other capital improvements; acquiring other financial institutions or their assets and related liabilities, including branch offices; creating or acquiring non-bank providers of financial or other services; and continuing to expand and/or upgrade our products, systems, and operations.

Since the Senior Preferred Shares will be non-voting in accordance with the Program, the issuance of such Senior Preferred Shares should not dilute the relative voting power of the current holders of common stock. Current shareholders would not have preemptive rights to acquire any additional shares of capital stock issued by First Financial and would have no right to purchase a proportionate share, or any portion, of any shares of Preferred Stock issued.

The affirmative vote of two thirds of our issued and outstanding common shares is required to approve the Proposed Amendment. If the Proposed Amendment is not approved, First Financial’s Articles, which do not contain a class of preferred stock, will continue in effect and we will not be able to participate in the Program.

Anti-Takeover Effects

The purpose of the Proposed Amendment is to provide the Board of Directors with the option of considering participation in the Program, not to establish any barriers to a change of control or acquisition of First Financial. However, pursuant to the terms of the Program, if we issue shares of Preferred Stock to the Treasury and we fail to pay the required dividends on the shares, the Treasury would have the right to elect two directors to our Board. This right would continue until any suspended dividends are fully paid for four consecutive quarters. This could be interpreted as having a potential anti-takeover effect. For example, the Senior Preferred Shares have special voting rights and certain other preferential terms that could deter or discourage efforts by another group or company to acquire control of First Financial, even if other shareholders favored a change of control. The Proposed Amendment is not being recommended in response to any specific effort of which First Financial is aware to obtain control of First Financial, nor does the Board of Directors have any present intent to use the Preferred Stock to impede a takeover attempt.

Effectiveness of the Proposed Amendment

If shareholders approve the Proposed Amendment, First Financial will file an amendment to its Articles of Incorporation with the Ohio Secretary of State as soon as practicable following the Special Meeting. The Proposed Amendment would become effective at the time the Articles amendment is filed.

PROPOSAL NO. 2 — ADJOURNMENTS OR POSTPONEMENTS OF THE SPECIAL MEETING
(Item 2 on Proxy Card)

A proposal will be submitted to shareholders at the Special Meeting to approve the adjournment or postponement of such Meeting, if necessary, to solicit additional proxies in the event (a) there are not sufficient votes at the time of the Special Meeting to adopt Proposal No. 1, or (b) a quorum is not present at the time of the Special Meeting. Any adjournment or postponement of the Special Meeting may be made without notice, other than by an announcement made at the Special Meeting. Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use.

The Board of Directors unanimously recommends a vote “FOR” the Adjournment Proposal.

PRINCIPAL SHAREHOLDERS

The table below identifies all persons known to us to own beneficially more than 5% of our outstanding common shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Shares		Percentage of Class
First Financial Bank, National Association 300 High Street Hamilton, Ohio 45012-0476	4,678,702	(1)	12.52%
Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 9410
Barclays Global Investors, LTD 1 Royal Mint Court London, EC3N 4HH	2,187,508	(2)	5.85%

(1)	Information based upon Schedule 13G filed on February 14, 2008.These shares are held by the trust department of First Financial Bank, National Association (“First Financial Bank”) (the “Trustee”) in its fiduciary capacity under various agreements. Trustee has sole voting power for 4,642,479 shares, shared voting power for 24,749 shares, sole dispositive power for 1,542,699 shares and shared dispositive power for 2,356,786 shares. Our officers and directors disclaim beneficial ownership of the common shares beneficially owned by the Trustee. Included in the foregoing shares are 24,474 common shares that are directly owned by certain directors and executive officers of First Financial and are reported in the following table showing shareholdings of directors, executive officers, and nominees for director.
(2)	Information based upon Schedules 13G filed on February 5, 2008. Includes shares beneficially owned as follows: Barclays Global Investors (1,177,417 shares); Barclays Global Fund Advisors (978,665 shares); and Barclays Global Investors, LTD (31,426 shares). Other related interests with no beneficial ownership, include Barclays Global Investors Japan Trust and Banking Company LTD, Barclays Global Investors Japan Limited, Barclays Global Investors Canada Limited, Barclays Global Investors Australia Limited, and Barclays Global Investors (Deutschland) AG.

SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

As of October 28, 2008, our directors and executive officers who are not also directors, and all of our executive officers and directors as a group, beneficially owned common shares of First Financial as set forth below.

		Amount and Nature of Beneficial Ownership
Name	Position	Common Shares Beneficially Owned Excluding Options(1)	Stock Options Exercisable within 60 Days of Record Date(2)	Total Common Shares Beneficially Owned(1)
J. Wickliffe Ach	Director	4,500 (3)	—	4,500
Donald M. Cisle, Sr.	Director	487,703 (4)	23,521	511,224
Claude E. Davis	Director and CEO	127,828 (7)	102,948	230,776
Corinne R. Finnerty	Director	31,048 (3)	23,521	54,569
Murph Knapke	Director	45,397 (5)	17,326	62,723
Susan L. Knust	Director	12,298 (6)	8,663	20,961
William J. Kramer	Director	11,995 (5)	8,663	20,658
Richard E. Olszewski	Director	17,603 (3)	8,663	26,266
Barry S. Porter	Director	35,137 (5)	17,326	52,463
J. Franklin Hall	EVP and CFO	24,530 (7)	53,695	78,225
C. Douglas Lefferson	EVP and COO	56,371 (7)	90,721	147,092
Samuel J. Munafo	EVP, Banking	78,635 (7)	74,529	153,164
Gregory A. Gehlmann	SVP & Gen Counsel	15,381 (7)	18,848	34,235
All executive officers and directors as a group (15 persons)		963,621 (7)	460,772	1,424,393

(1)	Includes shares held in the name of spouses, minor children, trusts and estates as to which beneficial ownership may be disclaimed.

At October 28, 2008, the only director or executive officer who owned at least 1% of our common shares was Donald Cisle, Sr. who beneficially owned 533,073 shares or 1.36%. However, all of the directors and executive officers as a group (16 persons) beneficially owned approximately 3.81% of our outstanding common shares. Percent ownership numbers are computed based on the sum of (a) 37,363,698common shares outstanding on October 28, 2008 and (b) the number of common shares to which the group has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or will first become exercisable within 60 days after October 28, 2008. Fractional shares are rounded to the nearest whole number.

(2)	All 460,772 options have a strike price above the closing price of our common stock on October 28, 2008, which was $12.64 per share.
(3)	Includes 4,035 restricted shares that vest 1/3 equally over a three-year period beginning May 1, 2008. Director retains voting and dividend rights. At October 28, 2008, [1,345] shares had vested.
(4)	Of these shares, 458,850 are owned by Seward-Murphy Inc. of which Mr. Cisle, Sr., has sole voting and investment power for 201,894 shares and shared voting power for 256,668 shares.
(5)	Includes 3,766 restricted shares that vest 1/3 equally over a three-year period that began April 25, 2007. Director retains voting and dividend rights. At October 28, 2008, [2,511] shares had vested.
(6)	Ms. Knust shares voting and investment power for 1,463 shares which are held by K.P. Properties of Ohio LLC, of which Ms. Knust and her husband are the only two members.
(7)	Includes restricted shares (Davis – 87,400; Hall – 15,000; Lefferson – 22,750: Munafo – 17,865; Gehlmann – 14,100; and all executive officers as a group (7) – 168,115) subject to a four year vesting schedule and certain performance triggers. As of October 28, 2008, [• ] shares had vested. Officers retain voting and dividend rights.

SPECIAL CAUTIONARY NOTICE
REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the “Act”). In addition, certain statements in future filings by us with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with our approval which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items; statements of plans and objectives of us or our management or Board of Directors; and statements of future economic performance and statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “intends,” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

•	management’s ability to effectively execute its business plan;
•	the risk that the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different from expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan and lease losses;
•	the effects of and changes in policies and laws of regulatory agencies;
•	inflation, interest rates, market and monetary fluctuations;
•	technological changes;
•	mergers and acquisitions;
•	the ability to increase market share and control expenses;
•	the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the SEC;
•	adverse changes in the securities markets;
•	the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and
•	our success at managing the risks involved in the foregoing.

Such forward-looking statements are meaningful only on the date when such statements are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC’s website at http://www.sec.gov.

Any person, including any beneficial owner, to whom this proxy statement is delivered, may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to:

First Financial Bancorp.
4000 Smith Rd., Suite 400
Cincinnati, OH 45209
Telephone: (877) 322-9530
Attention: Investor Relations

SHAREHOLDER PROPOSALS FOR THE 2009 PROXY STATEMENT

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2009 Annual Meeting of Shareholders, the written proposal must be received on or before November 15, 2008. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Any shareholder who intends to propose any other matter to be acted upon at the 2009 Annual Meeting of Shareholders must inform First Financial no later than January 31, 2009. If notice is not provided by that date, the person(s) named in First Financial’s Proxy for the 2009 Annual Meeting will be allowed to exercise his or her discretionary authority to vote upon any such proposal without the matter having been discussed in the Proxy Statement for the 2009 Annual Meeting. Proposals should be sent to our main office at 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209, Attention: Corporate Secretary. The use of certified mail, return receipt requested, is advised if submitting such a proposal.

ADDITIONAL INFORMATION

Management and the Board of Directors of First Financial know of no business to be brought before the meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Gregory A. Gehlmann
Gregory A. Gehlmann
General Counsel & Secretary

November [•  ], 2008

APPENDIX A

If approved, Article FOURTH of the Articles of Incorporation would be amended in its entirety to read as follows:

FOURTH. (A) The maximum number of shares which the Corporation is authorized to issue is One Hundred Sixty Million Eighty Thousand (160,080,000) shares, all of which shall be without par value.

(B) The total number of common shares which the Corporation is authorized to issue is One Hundred Sixty Million (160,000,000) common shares, without par value.

(1) Dividends. The holders of common shares shall be entitled to receive dividends, if and when declared payable from time to time by the Board of Directors, from any funds legally available therefor.

(2) Voting. Each outstanding common share of the Corporation shall entitle the holder thereof to one vote and the exclusive voting power for all purposes shall be vested in the holders of common shares.

(3) Preemptive Rights. No holder of common shares of the Corporation shall have preemptive rights to subscribe for or to purchase any common shares of the Corporation or any other securities of the Corporation, whether such share or shares are now or hereafter authorized.

(4) Purchase of Own Securities. The Corporation shall be authorized to purchase or otherwise acquire, and to hold, own, pledge, transfer or otherwise dispose of, its own common shares and other securities, subject, however, to the laws of the State of Ohio and to federal statutes, and without limitation to the Bank Holding Company Act of 1956 as amended and as hereinafter may be amended or supplemented.

(5) The shareholders shall not have the right to vote cumulatively in the election of directors effective for the Annual Meeting occurring in 1988 and thereafter.

(C) The total number of preferred shares which the Corporation shall have the authority to issue is Eighty Thousand (80,000,000) Series A Preferred Shares) preferred shares, without par value. The Board of Directors is hereby authorized, subject to the limitations prescribed by law or the provisions of this Article Fourth, by filing articles of amendment pursuant to the applicable laws of Ohio, to provide for the issuance of Series A Preferred Shares pursuant preferred shares to the terms of be used to participate in any capital purchase program(s) authorized by the Emergency Economic Stabilization Act of 2008 (“EESA”) and implemented by the United States Department of Treasury (the “Treasury”), and to fix the designations, powers, preferences and rights thereof in compliance with any EESA program. The Board of Directors may reduce the number of Series A Preferred Shares preferred shares issued and outstanding subsequent to issuance; provided, however, that such shares shall not be available for future issuance except pursuant to the terms of an EESA program established by the Treasury. Subject to the limitations set forth herein, the authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of the following:

(1) the number of shares constituting that series and the distinct designation of that series;

(2) the dividend rate, if any, on such shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends or other distributions on shares of that series;

(3) whether that series shall have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(4) whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for the adjustment of the conversion rate in such events as the Board of Directors shall determine;

A-1

(5) whether the shares of that series shall be redeemable or exchangeable, and, if so, the terms and conditions of such redemption or exchange, including the date or dates upon or after which they shall be redeemable or exchangeable, and the amount per share payable in case of redemption or exchange, which amount may vary under different conditions and at different redemption or exchange rates;

(6) whether that series shall have a sinking fund for redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(7) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(8) any other relative rights, preferences and limitations of that series.

A-2

APPENDIX B

TARP Capital Purchase Program

Senior Preferred Stock and Warrants

Summary of Senior Preferred Terms

Issuer:	Qualifying Financial Institution (“QFI”) means (i) any U.S. bank or U.S. savings association not controlled by a Bank Holding Company (“BHC”) or Savings and Loan Holding Company (“SLHC”); (ii) any U.S. BHC, or any U.S. SLHC which engages only in activities permitted for financial holdings companies under Section 4(k) of the Bank Holding Company Act, and any U.S. bank or U.S. savings association controlled by such a qualifying U.S. BHC or U.S. SLHC; and (iii) any U.S. BHC or U.S. SLHC whose U.S. depository institution subsidiaries are the subject of an application under Section 4(c)(8) of the Bank Holding Company Act; except that QFI shall not mean any BHC, SLHC, bank or savings association that is controlled by a foreign bank or company. For purposes of this program, “U.S. bank”, “U.S. savings association”, “U.S. BHC” and “U.S. SLHC” means a bank, savings association, BHC or SLHC organized under the laws of the United Sates or any State of the United States, the District of Columbia, any territory or possession of the United States, Puerto Rico, Northern Mariana Islands, Guam, American Samoa, or the Virgin Islands. The United States Department of the Treasury will determine eligibility and allocation for QFls after consultation with the appropriate Federal banking agency.
Initial Holder:	United States Department of the Treasury (the “UST”).
Size:	QFls may sell preferred to the UST subject to the limits and terms described below.
Each QFI may issue an amount of Senior Preferred equal to not less than 1% of its risk-weighted assets and not more than the lesser of (i) $25 billion and (ii) 3% of its risk-weighted assets.
Security:	Senior Preferred, liquidation preference $1,000 per share. (Depending upon the QFl's available authorized preferred shares, the UST may agree to purchase Senior Preferred with a higher liquidation preference per share, in which case the UST may require the QFI to appoint a depositary to hold the Senior Preferred and issue depositary receipts.)
Ranking:	Senior to common stock and pari passu with existing preferred shares other than preferred shares which by their terms rank junior to any existing preferred shares.
Regulatory Capital Status:	Tier 1.
Term:	Perpetual life.

Dividend:	The Senior Preferred will pay cumulative dividends at a rate of 5% per annum until the fifth anniversary of the date of this investment and thereafter at a rate of 9% per annum. For Senior Preferred issued by banks which are not subsidiaries of holding companies, the Senior Preferred will pay non-cumulative dividends at a rate of 5% per annum until the fifth anniversary of the date of this investment and thereafter at a rate of 9% per annum. Dividends will be payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year.
Redemption:	Senior Preferred may not be redeemed for a period of three years from the date of this investment, except with the proceeds from a Qualified Equity Offering (as defined below) which results in aggregate gross proceeds to the QFI of not less than 25% of the issue price of the Senior Preferred. After the third anniversary of the date of this investment, the Senior Preferred may be redeemed, in whole or in part, at any time and from time to time, at the option of the QFI. All redemptions of the Senior Preferred shall be at 100% of its issue price, plus (i) in the case of cumulative Senior Preferred, any accrued and unpaid dividends and (ii) in the case of non-cumulative Senior Preferred, accrued and unpaid dividends for the then current dividend period (regardless of whether any dividends are actually declared for such dividend period), and shall be subject to the approval of the QFl's primary federal bank regulator.
“Qualified Equity Offering” shall mean the sale by the QFI after the date of this investment of Tier 1 qualifying perpetual preferred stock or common stock for cash.
Following the redemption in whole of the Senior Preferred held by the UST, the QFI shall have the right to repurchase any other equity security of the QFI held by the UST at fair market value.
Restrictions on Dividends:	For as long as any Senior Preferred is outstanding, no dividends may be declared or paid on junior preferred shares, preferred shares ranking pari passu with the Senior Preferred, or common shares (other than in the case of pari passu preferred shares, dividends on a pro rata basis with the Senior Preferred), nor may the QFI repurchase or redeem any junior preferred shares, preferred shares ranking pari passu with the Senior Preferred or common shares, unless (i) in the case of cumulative Senior Preferred all accrued and unpaid dividends for all past dividend periods on the Senior Preferred are fully paid or (ii) in the case of non-cumulative Senior Preferred the full dividend for the latest completed dividend period has been declared and paid in full.
Common Dividends:	The UST’s consent shall be required for any increase in common dividends per share until the third anniversary of the date of this investment unless prior to such third anniversary the Senior Preferred is redeemed in whole or the UST has transferred all of the Senior Preferred to third parties.

Repurchases:	The UST's consent shall be required for any share repurchases (other than (i) repurchases of the Senior Preferred and (ii) repurchases of junior preferred shares or common shares in connection with any benefit plan in the ordinary course of business consistent with past practice) until the third anniversary of the date of this investment unless prior to such third anniversary the Senior Preferred is redeemed in whole or the UST has transferred all of the Senior Preferred to third parties. In addition, there shall be no share repurchases of junior preferred shares, preferred shares ranking pari passu with the Senior Preferred, or common shares if prohibited as described above under “Restrictions on Dividends”.
Voting Rights:	The Senior Preferred shall be non-voting, other than class voting rights on (i) any authorization or issuance of shares ranking senior to the Senior Preferred, (ii) any amendment to the rights of Senior Preferred, or (iii) any merger, exchange or similar transaction which would adversely affect the rights of the Senior Preferred.
If dividends on the Senior Preferred are not paid in full for six dividend periods, whether or not consecutive, the Senior Preferred will have the right to elect 2 directors. The right to elect directors will end when full dividends have been paid for four consecutive dividend periods.
Transferability:	The Senior Preferred will not be subject to any contractual restrictions on transfer. The QFI will file a shelf registration statement covering the Senior Preferred as promptly as practicable after the date of this investment and, if necessary, shall take all action required to cause such shelf registration statement to be declared effective as soon as possible. The QFI will also grant to the UST piggyback registration rights for the Senior Preferred and will take such other steps as may be reasonably requested to facilitate the transfer of the Senior Preferred including, if requested by the UST, using reasonable efforts to list the Senior Preferred on a national securities exchange. If requested by the UST, the QFI will appoint a depositary to hold the Senior Preferred and issue depositary receipts.
Executive Compensation:	As a condition to the closing of this investment, the QFI and its senior executive officers covered by the EESA shall modify or terminate all benefit plans, arrangements and agreements (including golden parachute agreements) to the extent necessary to be in compliance with, and following the closing and for so long as UST holds any equity or debt securities of the QFI, the QFI shall agree to be bound by, the executive compensation and corporate governance requirements of Section 111 of the EESA and any guidance or regulations issued by the Secretary of the Treasury on or prior to the date of this investment to carry out the provisions of such subsection. As an additional condition to closing, the QFI and its senior executive officers covered by the EESA shall grant to the UST a waiver releasing the UST from any claims that the QFI and such senior executive officers may otherwise have as a result of the issuance of any regulations which modify the terms of benefits plans, arrangements and agreements to eliminate any provisions that would not be in compliance with the executive compensation and corporate governance requirements of Section 111 of the EESA and any guidance or regulations issued by the Secretary of the Treasury on or prior to the date of this investment to carry out the provisions of such subsection.

Summary of Warrant Terms
Warrant:	The UST will receive warrants to purchase a number of shares of common stock of the QFI having an aggregate market price equal to 15% of the Senior Preferred amount on the date of investment, subject to reduction as set forth below under “Reduction”. The initial exercise price for the warrants, and the market price for determining the number of shares of common stock subject to the warrants, shall be the market price for the common stock on the date of the Senior Preferred investment (calculated on a 20-trading day trailing average), subject to customary anti-dilution adjustments. The exercise price shall be reduced by 15% of the original exercise price on each six-month anniversary of the issue date of the warrants if the consent of the QFI stockholders described below has not been received, subject to a maximum reduction of 45% of the original exercise price.
Term:	10 years
Exercisability:	Immediately exercisable, in whole or in part
Transferability:	The warrants will not be subject to any contractual restrictions on transfer; provided that the UST may only transfer or exercise an aggregate of one-half of the warrants prior to the earlier of (i) the date on which the QFI has received aggregate gross proceeds of not less than 100% of the issue price of the Senior Preferred from one or more Qualified Equity Offerings and (ii) December 31, 2009. The QFI will file a shelf registration statement covering the warrants and the common stock underlying the warrants as promptly as practicable after the date of this investment and, if necessary, shall take all action required to cause such shelf registration statement to be declared effective as soon as possible. The QFI will also grant to the UST piggyback registration rights for the warrants and the common stock underlying the warrants and will take such other steps as may be reasonably requested to facilitate the transfer of the warrants and the common stock underlying the warrants. The QFI will apply for the listing on the national exchange on which the QFl's common stock is traded of the common stock underlying the warrants and will take such other steps as may be reasonably requested to facilitate the transfer of the warrants or the common stock.
Voting:	The UST will agree not to exercise voting power with respect to any shares of common stock of the QFI issued to it upon exercise of the warrants.
Reduction:	In the event that the QFI has received aggregate gross proceeds of not less than 100% of the issue price of the Senior Preferred from one or more Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of common stock underlying the warrants then held by the UST shall be reduced by a number of shares equal to the product of (i) the number of shares originally underlying the warrants (taking into account all adjustments) and (ii) 0.5.

Consent:	In the event that the QFI does not have sufficient available authorized shares of common stock to reserve for issuance upon exercise of the warrants and/or stockholder approval is required for such issuance under applicable stock exchange rules, the QFI will call a meeting of its stockholders as soon as practicable after the date of this investment to increase the number of authorized shares of common stock and/or comply with such exchange rules, and to take any other measures deemed by the UST to be necessary to allow the exercise of warrants into common stock.
Substitution:	In the event the QFI is no longer listed or traded on a national securities exchange or securities association, or the consent of the QFI stockholders described above has not been received within 18 months after the issuance date of the warrants, the warrants will be exchangeable, at the option of the UST, for senior term debt or another economic instrument or security of the QFI such that the UST is appropriately compensated for the value of the warrant, as determined by the UST.

PLEASE MARK VOTES
☒ AS IN THIS EXAMPLE

REVOCABLE PROXY
FIRST FINANCIAL BANCORP.

SPECIAL MEETING OF SHAREHOLDERS – Friday, December 12, 2008

Each undersigned shareholder of First Financial Bancorp. (the “Corporation”) hereby constitutes and appoints J. Franklin Hall and Gregory A. Gehlmann or either of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote only at the Special Meeting of Shareholders of the Corporation to be held at 4000 Smith Road, Suite 400, Cincinnati, Ohio 45209 on Friday, December 12, 2008, at 3:00, local time, and at any adjournment thereof, all of the shares of the Corporation which the undersigned would be entitled to vote if personally present at such meeting or any adjournment thereof:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ITEMS:

1.	Proposal to approve an amendment to the Corporation’s Articles of Incorporation, authorizing 80,000 shares of preferred stock.

☐  FOR

☐  AGAINST

☐  ABSTAIN

2.	Proposal to approve the adjournment or postponement of the Special Meeting, if necessary, to solicit additional proxies, in the event (a) there are not sufficient votes at the time of the Special Meeting to adopt Proposal No. 1, or (b) a quorum is not present at the time of the Special Meeting.

☐  FOR

☐  AGAINST

☐  ABSTAIN

3.	To consider and act upon, in their discretion, such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE. IN THE ABSENCE OF SUCH INDICATIONS THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying Proxy Statement is hereby acknowledged.

Please be sure to sign and date this Proxy in the box below.

Date

Shareholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST FINANCIAL BANCORP.

The signature or signatures on this Proxy should be the same as the name or names which appear hereon. Persons signing in a fiduciary capacity should give full title as such.

PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.